Loan to third party	12 Months Ended
Apr. 30, 2026
Loan To Third Party
Loan to third party

5	Loan to third party

	As of April 30,
	2025	2026	2026
	S$	S$	US$
Loan to third party	1,623,608	-	-
Allowance for credit losses	(1,223,608)	-	-
	400,000	-	-

On 19th January 2024, the Company provided a loan to PT Neura Integrasi Solusi, a technology company providing pathology related software solutions. The loan bears an interest at a rate of 1% per annum, with a maturity date of 36 months and is due on demand. The purpose of the loan was to provide working capital for our Indonesian partner in the expansion of our business. For the year ending April 30, 2025, the Company loaned a total of S$153,306 (US$120,360) to PT Neura Integrasi Solusi while repayment made by PT Neura Integrasi Solusi was S$60,680 (US$47,640), giving rise to a balance of S$1,623,608 (US$1,274,695) as at April 30, 2025.

The carrying amount of the loan as of April 30, 2025 has been partially impaired by S$1,223,608 (US$960,655), with S$400,000 (US$314,040) as the carrying amount after impairment. As of August 2025, the Company has reached an agreement with PT Neura Integrasi Solusi where the first repayment of approximately S$400,000 will happen in September 2025. The borrower of the loan, PT Neura Integrasi Solusi is neither affiliated with the Company nor the shareholders of the Company.

For the financial year ended April 30, 2026, the company received repayments of S$502,283, resulting in a reversal of impairment of S$102,283 recorded as reversal of allowance for expected credit loss of loan receivable. As of April 30, 2026, the Company does not expect further repayments and thus has fully written off the loan to PT Neura Integrasi Solusi.